SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Event: May 31, 1996
                          Date of Report: June 10, 1996


                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)


                  1-9670                             94-3041257
         (Commission File Number)          (I.R.S. Employer Identification No.)


One Market
Steuart Street Tower, Suite 900
San Francisco, California                               94105-1301
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (415) 974-1399


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ITEM 5.  Other Events.

     Allen V. Hirsch's employment with PLM International, Inc. (the "Company") and its affiliates terminated effective May 31, 1996. Prior to that time, Mr. Hirsch served as an Executive Vice President of the Company and was President of PLM Securities Corp. Mr. Hirsch resigned as a member of the Board of Directors of the Company, effective May 31, 1996.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PLM INTERNATIONAL, INC.
                                            (Registrant)



DATE:  June 10, 1996                        By:      /s/ Stephen Peary
                                                     ----------------------
                                                     Stephen Peary
                                                     Senior Vice President